PRINCIPAL UNDERWRITING AND ADMINISTRATIVE SERVICE AGREEMENT

                  The Agreement made this 17th day of December, 1991, by and between the COLLEGE RETIREMENT EQUITIES FUND ("CREF"), a New York nonprofit membership corporation, and TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, INC. ("Services"), a Delaware nonprofit corporation;

                                   WITNESSETH:
                  WHEREAS, CREF is a nonprofit corporation which issues variable annuity certificates (the "Certificates") designed for use under retirement and tax-deferred annuity plans adopted by nonproprietary and nonprofit education or research institutions that are tax exempt or which are publicly supported, and to be used by employees and beneficiaries of nonproprietary and nonprofit education or research institutions that are tax exempt or which are publicly supported for tax-favored retirement savings arrangements; and

                  WHEREAS, CREF is registered as an open-end distribution investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of four investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, and the Social Choice Account, and may consist of additional investment portfolios in the future; and

                  WHEREAS, Services is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and will become a member of the National Association of Securities Dealers, Inc.(the "NASD"); and

                  WHEREAS, CREF has registered the Certificates under the Securities Act of 1933 (the "1933 Act") and proposes to issue and sell the Certificates through Services, which shall act as principal underwriter of the Certificates.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

                  1.       DISTRIBUTION SERVICES

                           (a)      CREF grants to Services the exclusive right,
during the term of this Agreement, subject to the requirements of the 1933 Act, the 1940 Act, the 1934 Act, and the provisions of the Charter, Constitution and By-Laws of CREF, to be the principal underwriter of the Certificates. Pursuant to this Agreement, Services is authorized to act on behalf of CREF and enter into arrangements in connection with the distribution of CREF's Certificates and the administration of CREF. Services agrees to use its best efforts to distribute the Certificates, to advise existing participants in connection with their CREF accumulations, and to provide assistance in designing, installing, and providing administrative services for retirement plans for participating institutions and participants.

                           (b)      To  the  extent   necessary   to  offer  the
Certificates, Services shall be duly registered or otherwise qualified under the securities laws of any state or other jurisdiction. The sales representatives of Services shall be duly and appropriately licensed, registered or otherwise qualified for the sale of such Certificates under the federal securities laws, any applicable state insurance laws and securities laws of each state or other jurisdiction in which such Certificates may lawfully be sold and in which Services is licensed or otherwise authorized to sell the Certificates. Services shall be responsible for the training, supervision and control of its registered representatives for the purposes of the NASD Rules of Fair Practice and federal and state securities law requirements applicable in connection with the offering and sale of the Certificates. In this connection, Services shall retain written supervisory procedures in compliance with Section 27 of the NASD Rules of Fair Practice.

                           (c)     Services agrees to offer the Certificates for
sale in accordance with the prospectuses therefor filed with the Securities and Exchange Commission (the "Commission") then in effect.

                           (d)     No payments made under the Certificates shall
be paid or remitted to Services.

                  2.       BOOKS AND RECORDS

                           (a)    CREF and Services shall cause to be maintained
and preserved all required books of account and related financial records as are required by the 1934 Act, the NASD, and any other applicable laws and regulations. All such books of account and records shall be maintained and preserved pursuant to Rules 17a-3 and 17a-4 under the 1934 Act (or the correspondent provisions of any future federal securities laws or regulations). All such books and records relating to the underwriting, sales, and distribution of the Certificates shall be the property of Services for all purposes.

                           (b)      Services shall have the responsibility for
maintaining the records of sales representatives licensed, registered and otherwise qualified to sell the Certificates.

                  3.       REPORTS

                  Services shall cause CREF to be furnished with such reports as CREF may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under the insurance laws of the State of new York and any other applicable states or jurisdictions.

                  4.       ADMINISTRATIVE SERVICES

                  Subject to the supervision, direction and control of the Board of Trustees of CREF ("Trustees"), and the provisions of the Charter, Constitution, and By-Laws of CREF, Services will, directly or through its agents, perform all administrative services in connection with the operation of CREF, other than such services as are provided in connection with the management of CREF's assets. These services include allocating premiums and making annuity payments as they become due and related functions.

                  Nothing in this Section shall be construed to restrict CREF's ability, at its own expense, to hire its own employees or to contract for services to be performed by third parties.

                  5.       REIMBURSEMENTS
                  Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the case may be, in equal daily installments over the remaining days in the quarter.

                        (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be .0000822% (corresponding to an annual rate of 0.03% of average daily net assets).

                        (b) For the services rendered and expenses incurred in connection with administration as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be .0006027% (corresponding to an annual rate of 0.22% of average daily net assets).

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall each be defined as specified in CREF's current Registration Statements.

                  6.       REGULATION

                           (a)      This  Agreement  shall  be  subject  to  the
provisions of the 1940 Act, the 1934 Act and the rules, regulations and ruling thereunder, and of the NASD, as in effect from time to time, including such exemptions and other relief as the Commission, its staff, or the NASD may grant, and the terms hereof shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transactions exempted from Section 15(b)(2) of the 1940 Act.

                           (b)      Services shall submit to all  regulatory and
administrative bodies having jurisdiction over the present and future operations of CREF or the Accounts, any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws or regulations. Without limiting the generality of the foregoing, Services shall furnish the SEC, the State of New York Secretary of State and/or the Superintendent of Insurance with any information or reports which the SEC, the Secretary of State and/or the Superintendent of Insurance may request in order to ascertain whether the operations of CREF are being conducted in a manner consistent with any other applicable laws or regulations.

                        (c) Services shall for all purposes herein provided be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent CREF in any way or otherwise be deemed an agent for CREF.

                  7.       INVESTIGATION AND PROCEEDINGS

                        (a) CREF and Services agree to cooperate fully in any insurance or securities regulatory inspection, inquiry, investigation or proceeding or any judicial proceeding with respect to CREF, Services, their affiliates and their representatives to the extent that such inspection, inquiry, investigation or proceeding is in connection with the Certificates distributed under this Agreement.

                           (b)     In the case of a customer complaint, Services
and CREF will cooperate in investigating such complaint and shall arrive at a mutually satisfactory response.

                  8.       LIMITATION OF LIABILITY

                  Services shall not be liable for any error of judgment or mistake of law, or for any loss suffered by CREF in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Services in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. CREF shall not be liable for any error of judgment or mistake of law, or for any loss suffered by Services in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of CREF in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is understood that trustees, officers, agents and members of CREF are or may become interested in Services as trustees, officers, agents, members, or otherwise, and that the trustees, officers, agents, and members of Services may become similarly interested in CREF; and that the existence of any such dual interest shall not affect the validity of this Agreement or any transaction hereunder except as provided in the Charter, Constitution, or By-Laws of CREF and Services, respectively, or by the specific provisions of applicable law.

                  9.       BENEFIT

                  This Agreement shall inure to the benefit of and be binding upon the successors of the parties hereto.

                  10.      NOTICES

                  All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

                           (a)      If to CREF -

                                    College Retirement Equities Fund
                                    730 Third Avenue
                                    New York, New York 10017
                                    Attention: Clifton R. Wharton, Jr.

                           (b)      If to Services -

                                    TIAA-CREf Individual & Institutional
                                      Services, Inc.
                                    730 Third Avenue
                                    New York, New York 10017
                                    Attention: John J. McCormack

or to such other address as CREF or Services shall designate by written notice to the other.

                  11.  EFFECTIVE DATE AND TERM

                  This Agreement shall not become effective unless and until it is approved by the Trustees, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party to this Agreement. This Agreement shall come in full force and effect on a date mutually agreed upon by the parties, but in no event earlier than the date all regulatory approvals necessary for the externalization of CREF's distribution and administrative services have been obtained. Thereafter, this Agreement shall continue in effect for a period more than two years from the date of its execution, only if its continuance is approved annually by the vote of a majority of the Trustees who are not "interested persons (as that term is defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated:

                  (a) by the Trustees, without the payment of any penalty, upon 60 days' written notice to Services;

                  (b) by Services, without the payment of any penalty, upon 60 days' written notice to the Trustees; and

                  (c) at any time, upon the mutual consent of the parties thereto. This Agreement shall terminate automatically in the event of its assignment.

                  This Agreement may be amended, changed, waived, or discharged as mutually agreed upon in writing by the parties from time to time; provided, however, that any amendment of this Agreement shall not be effective until approved by a majority of the Trustees, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party to this Agreement.

                  Upon termination of this Agreement, all authorizations, rights and obligations shall cease except (i) the obligation to settle accounts hereunder, and (ii) the agreements contained in Section 7 hereof.

                  12.      SEVERABILITY
                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                  13.      APPLICABLE LAW
                  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  14.      COUNTERPARTS
                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

______________________                      By:_____________________________
Title:                                               Title:

                                            TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                            SERVICES, INC.

(seal)
Attest:

______________________                      By:______________________________
Title:                                               Title:

                                    ADDENDUM

                  Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services, Inc. and the College Retirement Equities Fund, dated December 17, 1991, the parties to the Agreement mutually agree that the Agreement shall come into full force and effect on January 1, 1992.

                  IN WITNESS WHEREOF, the College Retirement Equities Fund and TIAA-CREF Individual & Institutional Services, Inc. have caused this Addendum to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers on the day and year first above written.

                                        COLLEGE RETIREMENT EQUITIES FUND

(seal)

Attest:

_______________________                 By:______________________________
Title:                                           Title:

                                        TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                        SERVICES, INC.

(seal)

Attest:

______________________                  By:_______________________________
Title:                                           Title:

                   AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

         Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services,Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, and resolution of the majority of Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective concurrent with the effectiveness of the post-effective amendment which is the 1992 annual update to the Registration Statement for CREF's variable annuity certificates, except as otherwise noted below:

         1. The second "Whereas" clause is amended to read as follows:

         WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of five investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice Account, and the Global Equities Account, and may consist of additional investment portfolio in the future; and

         2. Paragraph 5 of the Agreement is amended to read as follows:

         5.       REIMBURSEMENT

         Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on the expense deduction rates and other charges agreed upon from time to time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of such quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the case may be, in equal daily installments over the remaining days in the quarter.

                  (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account other than the Global Equities Account (and, effective July 1, 1992, the amount payable from the net assets of the Global Equities Account) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be .0000822%

(corresponding  to an annual  rate of 0.03% of average  daily net assets).

                  (b) For the services rendered and expenses incurred in connection with administration as provided herein:

                           (i)      the amount currently payable from the net
assets of each Account other than the Global Equities Account (and, effective July 1, 1992, the amount payable from the net assets of the Global Equities Account) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be .0005205% (corresponding to an annual rate of 0.19% of average daily net assets); and

                      (ii) effective January 1, 1993, or as soon thereafter as practical, the amount payable from the net assets of CREF shall be $15.00 in the aggregate for each external transfer made under a Certificate in excess of four external transfers under such Certificate during a calendar year. This $15.00 deduction shall be allocated equally among all the CREF Accounts from which amounts were transferred.

         For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statements.

         IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers effective as provided above.

                                         COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

_______________________                  By:______________________________
                                         Title:

                                         TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                         SERVICES, INC.

(seal)
Attest:

______________________                   By:_______________________________
                                         Title:

                   AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services,Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective concurrent with the effectiveness of the post-effective amendment which is the 1993 annual update to the Registration Statement for CREF's variable annuity certificates, except as otherwise noted below:

         1.        Paragraph 5 of the Agreement is amended to read as follows:

         5.       REIMBURSEMENT

                  Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on the expense deduction rates and other charges agreed upon from time to time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of such quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the case may be, in equal daily installments over the remaining days in the quarter.

                  (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be
 .0000822% (corresponding to an annual rate of 0.03% of average daily net assets).

                  (b) For the services rendered and expenses incurred in connection with administration as provided herein the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be .0005479% (corresponding to an annual rate of 0.20% of average daily net assets).

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statements.

                  IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers effective as provided above.

                                        COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

_______________________                 By:______________________________
                                        Title:

                                        TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                        SERVICES, INC.

(seal)
Attest:

______________________                  By:_______________________________
                                        Title:

                   AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services,Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement and have no direct or indirect financial interest in the operation of CREF's distribution financing arrangement ("Plan") or in any agreements related to the Plan, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, and approve the Agreement as so amended, effective, except as otherwise noted below, upon execution of this amendment by each party to the Agreement.

                  1. The second "Whereas" clause is amended to read as follows:

                  WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of seven investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice
Account, the Equity Index Account and the Global Equities Account, and may consist of additional investment portfolio in the future; and

                  2. Paragraph 3 of the Agreement is amended to read as follows:

                  3.       REPORTS

                           Services  shall cause CREF to be furnished  with such
                  reports as CREF may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under the insurance laws of the State of new York and any other applicable states or jurisdictions and under the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules thereunder.

                  3. Paragraph 11 of the Agreement is amended to read as follows:

                  11.      EFFECTIVE DATE AND TERM

                  This Agreement shall not become effective unless and until it is approved by the Trustees, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party to this Agreement. This Agreement shall come in full force and effect on a date mutually agreed upon by the parties, but in no event earlier than the date all regulatory approvals necessary for the externalization of CREF's distribution and administrative services have been obtained. Thereafter, this Agreement shall continue in effect for a period more than two years from the date of its execution, only if its continuance is approved annually by the vote of a majority of the Trustees who are not "interested persons (as that term is defined in the 1940 Act) of CREF and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated:

                  (a) by the Trustees, without the payment of any penalty, upon 60 days' written notice to Services;

                  (b) by Services, without the payment of any penalty, upon 60 days' written notice to the Trustees;

                  (c) at any time, without the payment of any penalty, by the vote of a majority of the Trustees who are not "interested Persons" (as that term is defined in the 1940 Act) of CREF and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of CREF on not more than 60 days' written notice to the other party to the Agreement; and

                  (d) at any time, upon the mutual consent of the parties thereto.

                  This Agreement shall terminate automatically in the event of its assignment. This Agreement may be amended, changed, waived, or discharged as mutually agreed upon in writing by the parties from time to time; provided, however, that any amendment of this Agreement shall not be effective until approved by a majority of the Trustees, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party to this Agreement.

                  Upon termination of this Agreement, all authorizations, rights and obligations shall cease except (i) the obligation to settle accounts hereunder, and (ii) the agreements contained in Section 7 hereof.

                  4. Effective concurrent with the effectiveness of the post-effective amendment which is the 1994 annual update to the Registration Statement for CREF's variable annuity certificates, Paragraph 5 of the Agreement is amended to read as follows:

                  5.       REIMBURSEMENT

                  Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on the expense deduction rates and other charges agreed upon from time to time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the case may be, in equal daily installments over the remaining days in the quarter.

                        (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account (and, effective July 1, 1994, the amount payable from the net assets of the Equity Index Account and the Growth Account) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0000822% (corresponding to an annual rate of 0.03% of average daily net assets).

                      (b) For the services rendered and expenses incurred in connection with administration as provided herein, the amount currently payable from the net assets of each Account (and, effective July 1, 1994, the amount payable from the net assets of the Equity Index Account and the Growth Account) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0005205% (corresponding to an annual rate of 0.19% of average daily net assets).

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statements.

                  IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 15th day of March, 1994 by and through their duly authorized officers effective as provided above.

                                            COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

_______________________                     By:______________________________
                                            Title:

                                            TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                            SERVICES, INC.

(seal)
Attest:

______________________                      By:_______________________________
                                            Title:

                   AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services,Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement and have no direct or indirect financial interest in the operation of CREF's distribution financing arrangement ("Plan") or in any agreements related to the Plan, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, and approve the Agreement as so amended, effective, except as otherwise noted below, upon execution of this amendment by each party to the Agreement.

                  1.       REIMBURSEMENT

                  Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on the expense deduction rates and other charges agreed upon from time to time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of such quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the case may be, in equal daily installments over the remaining days in the quarter.

                  (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0000822% (corresponding to an annual rate of 0.03% of average daily net assets).

                  (b) For the services rendered and expenses incurred in connection with administration as provided herein the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0005479% (corresponding to an annual rate of 0.20% of average daily net assets).

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statements.

                  IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 16th day of April, 1996 by and through their duly authorized officers effective as provided above.

                                                COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

_______________________                     By:______________________________
                                            Title:

                                            TIAA-CREF INDIVIDUAL & INSTITUTIONAL
                                            SERVICES, INC.

(seal)
Attest:

______________________                      By:_______________________________
                                            Title:

                   AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services, Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement and have no direct or indirect financial interest in the operation of CREF's distribution financing arrangement ("Plan") or in any agreements related to the Plan, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, and approve the Agreement as so amended, effective, except as otherwise noted below, upon execution of this amendment by each party to the Agreement.

                     1. Reimbursement

                     Services shall be responsible for all expenses in connection with furnishing distribution and administrative services to CREF. CREF shall reimburse Services for the cost of such services and the amount of such expenses through daily payments (as described below) based on the expense deduction rates and other charges agreed upon from time tot time between CREF and Services reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Services, as the cases may be, in equal daily installments over the remaining days in the quarter.

                     (a) For the services rendered and expenses incurred in connection with distribution of the Certificates as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0000822W (corresponding to an annual rate of 0.03~ of average daily net assets).

                     (b) For the services rendered and expenses incurred in connection with administration as provided herein, the amount currently payable from the net assets of each Account each 7aluation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be 0.0005753~~ (corresponding to an annual rate of 0.21t of average daily net assets).

                   For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall each be defined as specified in CREF's current Registration Statement.

                   IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this day of , 199_ by and through their duly authorized officers effective as provided above.

                                        COLLEGE RETIREMENT EQUITIES FUND
(seal)
ATTEST:

________________________            By: ______________________________



                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.
(seal)
ATTEST:

_______________________             By: ______________________________

                  AMENDMENT TO THE PRINCIPAL UNDERWRITING AND
                        ADMINISTRATIVE SERVICES AGREEMENT

              Pursuant to Paragraph 11 of the Principal Underwriting and Administrative Services Agreement (the "Agreement") by and between TIAA-CREF Individual & Institutional Services, Inc. ("Services") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not parties to the Agreement or t~interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement and have no direct or indirect financial interest in the operation of CREF's distribution financing arrangement ("Plan") or in any agreements related to the Plan, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, and approve the Agreement as so amended effective upon execution of this amendment by each party to the Agreement.

              1. The second "Whereag" clause of the Agreement is amended to read as follows:

              WHEEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of eight investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice Account, the Global Equities Account, the Equity Index Account, the Growth Account and the Inflation-Linked Bond Account, and may consist of additional investment portfolios in the future.

              IN WITNESS WHEREOF, CREF and Services have caused this Amendment to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 15th day of April, 1997 by and through their duly authorized Officers effective as provided above.


                                        COLLEGE RETIREMENT EQUITIES FUND
(seal)
ATTEST:

/s/Stewart P. Greene                    /s/Peter C. Clapman
________________________            By: ______________________________
Stewart P. Greene                        Peter C. Clapman
                                         Title: Senior Vice President
                                                and Chief Counsel,
                                                Investments


                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.
(seal)
ATTEST:
/s/Stewart P. Greene                    /s/Lisa Snow
_______________________             By: ______________________________
Stewart P. Greene                        Lisa Snow
                                         Title: Secretary